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                                                                 Exhibit 10.5(b)

Facility Site Lease Agreement (Dickerson L2) between Southern Energy Mid-Atlantic, LLC, Dickerson OL2 LLC and Southern Energy MD Ash Management, LLC dated as of December 19, 2000

Facility Site Lease Agreement (Dickerson L3) between Southern Energy Mid-Atlantic, LLC, Dickerson OL3 LLC and Southern Energy MD Ash Management, LLC dated as of December 19, 2000

Facility Site Lease Agreement (Dickerson L4) between Southern Energy Mid-Atlantic, LLC, Dickerson OL4 LLC and Southern Energy MD Ash Management, LLC dated as of December 19, 2000